SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2009

COLUMBUS MCKINNON CORPORATION
 (Exact name of registrant as specified in its charter)

NEW YORK
 (State or other jurisdiction of incorporation)

0-27618                                                    16-0547600
 (Commission File Number)                  (IRS Employer Identification No.)

140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK                  14228-1197

                      (Address of principal executive offices)                                                  (Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 19, 2009, the Board of Director’s of the Company approved an amendment (the “Amendment”) to the Company’s by-laws amending Section 1.11 thereof.  Pursuant to the Amendment, (a) any person submitting a proposal or nomination will be required to disclose with respect to itself and any affiliates and associates (i) the class and number of shares of the Company’s stock owned, (ii) any derivative, swap or other transaction which gives that party economic risk similar to ownership in shares of the Company’s stock, (iii) any proxy, agreement or relationship that confers a right to vote any shares of the Company’s stock, (iv) any agreement or relationship engaged in to increase or decrease the level of risk to, or the voting power of, the proposing persons with respect to the shares of the Company’s stock, (v) any rights to dividends on shares of the Company’s stock that are separated or separable from the underlying shares, (vi) any performance-related fees the proposing persons are entitled to based on the increase or decrease in the value of any shares of the Company’s stock and (vii) any other information relating to the proposing persons that would be required to be disclosed under Section 14 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), (b) the proposing persons will be required to disclose certain financial relationships between the proposing persons and its director nominees similar to the disclosure required by Schedule A under the Exchange Act in connection with relationships between the Company and its executive officers and directors, (c) the proposing persons will be required to provide a reasonably detailed description of all agreements, arrangements and understandings between the proposing persons and other shareholders of the Company in connection with the proposed business that it is the subject of the proposal, (d) the disclosures required by (a), (b) and (c) above will be required to be updated and supplemented if necessary, so as to be accurate as of the record date of the applicable shareholder meeting  and as of shortly prior to such meeting and (e) the advance notice and related disclosure requirements are clarified to provide that to any proposals or nominations submitted by shareholders of the Company.  The Amendment is embodied in the Company’s Third Amended and Restated By-Laws (the “Third Amendment and Restatement”).

The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Third Amendment and Restatement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Third Amended and Restated By-Laws

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                          COLUMBUS McKINNON CORPORATION

By:/s/ Karen L. Howard
                                Name:  Karen L. Howard
Title: Vice President and Chief
          Financial Officer (Principal Financial Officer)

Dated:  January 22, 2009

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Third Amended and Restated By-Laws